Exhibit 10.102

SHARE SALE AND SUBSCRIPTION AGREEMENT

between

JAA HOLDINGS PROPRIETARY LIMITED

PK GAIN INVESTMENT HOLDINGS PROPRIETARY LIMITED

NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED

AJD HOLDINGS PROPRIETARY LIMITED

RICHMARK HOLDINGS PROPRIETARY LIMITED

and

DNI-4PL CONTRACTS PROPRIETARY LIMITED

26 February 2019

CLIFFE DEKKER HOFMEYR

part 1 - preliminary matters

1 PARTIES

1.1 The Parties to this Agreement are -

1.1.1 JAA Holdings Proprietary Limited;

1.1.2 PK Gain Investment Holdings Proprietary Limited;

1.1.3 Net1 Applied Technologies South Africa Proprietary Limited;

1.1.4 AJD Holdings Proprietary Limited;

1.1.5 Richmark Holdings Proprietary Limited; and

1.1.6 DNI-4PL Contracts Proprietary Limited.

1.2 The Parties agree as set out below.

2 INTERPRETATION

2.1 In this Agreement, unless the context indicates a contrary intention, the following words and expressions bear the meanings assigned to them and cognate expressions bear corresponding meanings -

2.1.1 "Additional Subscription Agreement" means an agreement headed "Additional Subscription Agreement" entered into between Net1, AJD, Richmark and the Company on 23 June 2017, as amended by a first addendum thereto on or about 8 March 2018, a second addendum thereto on or about 29 October 2018 and the Third Addendum to the Additional Subscription Agreement;

2.1.2 "Agreement" means the agreement contained in this document, including all annexures (if any) hereto;

2.1.3 "AJD" means AJD Holdings Proprietary Limited, registration number 1975/004328/07, a limited liability private company duly incorporated in the Republic of South Africa;

2.1.4 "Company" means DNI-4PL Contracts Proprietary Limited, registration number 2005/040937/07, a limited liability private company duly incorporated in the Republic of South Africa;

2.1.5 "Companies Act" means the Companies Act, No 71 of 2008;

2.1.6 "Conditions Precedent" means the suspensive conditions set out in clause 4;

2.1.7 "Closing Date" means the first business day after all of the Conditions Precedent have been fulfilled or waived in accordance with clause 4;

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2.1.8 "CTA" means an agreement headed "Common Terms Agreement" entered into between, inter alia, Net1, FirstRand Bank Limited (acting through its Rand Merchant Bank Division) as Lender, Lead Arranger and Facility Agent, Nedbank Limited (acting through its Corporate and Investment Banking Division) in terms of which, inter alia, the parties agree the terms common to the Senior A Facility Agreement, Senior B Facility Agreement and Senior C Facility Agreement (all as defined therein);

2.1.9 "Distribution" means any distribution whatsoever to shareholders, including distribution by way of dividends (including dividends in specie), capital reduction, share repurchases, fees, interest payments, royalties, repayment of loan accounts and the like;

2.1.10 "JAA" means JAA Holdings Proprietary Limited, registration number 2018/223075/07, a limited liability private company duly incorporated in the Republic of South Africa;

2.1.11 "JAA Closing" means the completion of all matters set out in clause 7;

2.1.12 "JAA Purchase Consideration" shall have the meaning given to such term at clause 7.1;

2.1.13 "JAA Sale Claim" shall have the meaning given to such term at clause 7.2;

2.1.14 "JAA Sale Shares" means 13,192,000 ordinary "A" no par value shares in the issued ordinary "A" shares of the Company, constituting an approximate Participation Interest of 13.19% and an approximate Voting Interest 13.19% as at the Signature Date and at the Closing Date;

2.1.15 "JAA Subscription Price" means 77.6% of the value of the TSPC Debt;

2.1.16 "JAA Subscription Shares" means 776 ordinary "A" no par value shares in the issued ordinary "A" shares of the Company, constituting an approximate Participation Interest of 0.000776% and an approximate Voting Interest of 0.000776%;

2.1.17 "JAA Transaction" means the transaction contemplated at clauses 6, 7 and 8;

2.1.18 "Net1" means Net1 Applied Technologies South Africa Proprietary Limited, registration number 2002/031446/07, a limited liability private company duly incorporated in the Republic of South Africa;

2.1.19 "Participation Interest" means the rights which a shareholder in the Company has to generally participate in Distributions made by the Company (on account of the shares held by that shareholder in the Company from time to time and having regard to all shares in the Company then in issue) expressed as a percentage;

2.1.20 "Parties" means the parties to this Agreement;

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2.1.21 "PKG" means PK Gain Investment Holdings Proprietary Limited, registration number 2006/005036/07, a limited liability private company duly incorporated in the Republic of South Africa;

2.1.22 "PKG Closing" means the completion of all matters set out in clause 11;

2.1.23 "PKG Purchase Consideration" shall have the meaning given to such term at clause 10.1;

2.1.24 "PKG Sale Claim" shall have the meaning given to such term at clause 10.2;

2.1.25 "PKG Sale Shares" means 3,808,000 ordinary "A" no par value shares in the issued ordinary "A" shares of the Company, constituting an approximate Participation Interest of 3.81% and an approximate Voting Interest of 3.81% as at the Signature Date and at the Closing Date;

2.1.26 "PKG Subscription Price" means 22.4% of the value of the TSPC Debt;

2.1.27 "PKG Subscription Shares" means 224 ordinary "A" no par value shares in the issued ordinary "A" shares of the Company, constituting an approximate Participation Interest of 0.000224% and an approximate Voting Interest of 0.000224%;

2.1.28 "PKG Transaction" means the transaction contemplated at clauses 9, 10 and 11;

2.1.29 "Richmark" means Richmark Holdings Proprietary Limited, registration number 2000/013818/07, a limited liability private company duly incorporated in the Republic of South Africa;

2.1.30 "Second Addendum to Share Sale Agreement" means an agreement headed "Second Addendum to Share Sale Agreement" between JAA, Richmark, Sabvest Finance and Guarantee Corporation Proprietary Limited, AJD, PKG, Net1 and the Company, to be entered into contemporaneously with this Agreement;

2.1.31 "Signature Date" means the date of signature of this Agreement by the Party last signing;

2.1.32 "Subscription Agreement" means an agreement headed "Subscription Agreement" entered into between Net1, AJD, Richmark and the Company on 23 June 2017;

2.1.33 "Subscription Date" means the first business day immediately prior to the date on which the TSPC Debt becomes due and payable by the Company to Graeme Bryson in accordance with the provisions of the TSPC Agreement;

2.1.34 "Third Addendum to the Additional Subscription Agreement" means an agreement headed "Third Addendum to the Additional Subscription Agreement" between the Company, AJD, Richmark and Net1, to be entered into contemporaneously with this Agreement;

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2.1.35 "TSPC Agreement" means an agreement headed "Sale of Shares Agreement" entered into between The Starter Pack Company Proprietary Limited, Graeme Bryson and the Company on or about 11 August 2017;

2.1.36 "TSPC Debt" means the upward adjustment amount payable by the Company to Graeme Bryson in terms of clause 8.3.3(ii) of the TSPC Agreement; and

2.1.37 "Voting Interest" means rights which a shareholder in the Company has to vote on any matter put to shareholders (on account of the shares held by that shareholder in the Company from time to time and having regard to all shares in the Company then in issue) expressed as a percentage.

2.2 In this Agreement -

2.2.1 clause headings and the heading of the Agreement are for convenience only and are not to be used in its interpretation;

2.2.2 an expression which denotes -

2.2.2.1 any gender includes the other genders;

2.2.2.2 a natural person includes a juristic person and vice versa;

2.2.2.3 the singular includes the plural and vice versa;

2.2.2.4 a Party includes a reference to that Party's successors in title and assigns allowed at law; and

2.2.2.5 a reference to a consecutive series of two or more clauses is deemed to be inclusive of both the first and last mentioned clauses.

2.3 Any reference in this Agreement to -

2.3.1 "business hours" shall be construed as being the hours between 08h30 and 17h00 on any business day.  Any reference to time shall be based upon South African Standard Time;

2.3.2 "days" shall be construed as calendar days unless qualified by the word "business", in which instance a "business day" will be any day other than a Saturday, Sunday or public holiday as gazetted by the government of the Republic of South Africa from time to time;

2.3.3 "laws" means all constitutions; statutes; regulations; by-laws; codes; ordinances; decrees; rules; judicial, arbitral, administrative, ministerial, departmental or regulatory judgements, orders, decisions, rulings, or awards; policies; voluntary restraints; guidelines; directives; compliance notices; abatement notices; agreements with, requirements of, or instructions by any governmental body; and the common law, and "law" shall have a similar meaning; and

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2.3.4 "person" means any person, company, close corporation, trust, partnership or other entity whether or not having separate legal personality.

2.4 The words "include" and "including" mean "include without limitation" and "including without limitation".  The use of the words "include" and "including" followed by a specific example or examples shall not be construed as limiting the meaning of the general wording preceding it.

2.5 Any substantive provision, conferring rights or imposing obligations on a Party and appearing in any of the definitions in this clause 2 or elsewhere in this Agreement, shall be given effect to as if it were a substantive provision in the body of the Agreement.

2.6 Words and expressions defined in any clause shall, unless the application of any such word or expression is specifically limited to that clause, bear the meaning assigned to such word or expression throughout this Agreement.

2.7 Unless otherwise provided, defined terms appearing in this Agreement in title case shall be given their meaning as defined, while the same terms appearing in lower case shall be interpreted in accordance with their plain English meaning.

2.8 A reference to any statutory enactment shall be construed as a reference to that enactment as at the Signature Date and as amended or substituted from time to time.

2.9 Unless specifically otherwise provided, any number of days prescribed shall be determined by excluding the first and including the last day or, where the last day falls on a day that is not a business day, the next succeeding business day.

2.10 If the due date for performance of any obligation in terms of this Agreement is a day which is not a business day then (unless otherwise stipulated) the due date for performance of the relevant obligation shall be the immediately preceding business day.

2.11 The rule of construction that this Agreement shall be interpreted against the Party responsible for the drafting of this Agreement, shall not apply.

2.12 No provision of this Agreement shall (unless otherwise stipulated) constitute a stipulation for the benefit of any person (stipulatio alteri) who is not a Party to this Agreement.

2.13 The use of any expression in this Agreement covering a process available under South African law, such as winding-up, shall, if either of the Parties to this Agreement is subject to the law of any other jurisdiction, be construed as including any equivalent or analogous proceedings under the law of such other jurisdiction.

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2.14 Any reference in this Agreement to "this Agreement" or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document, as amended, varied, novated or supplemented from time to time.

2.15 In this Agreement the words "clause" or "clauses" refer to clauses of this Agreement.

3 introduction

3.1 Net1 is the registered holder and beneficial owner of the JAA Sale Shares and the PKG Sale Shares.

3.2 Net1 wishes to sell the JAA Sale Shares and the PKG Sale Shares to each of JAA and PKG, respectively, who wish to purchase such shares, on the terms and subject to the conditions herein contained.

3.3 The Parties wish to record in writing their agreement in respect of the above and matters ancillary thereto.

4 CONDITIONs precedent

4.1 Save for clauses 1 to 4, and clauses 19 to 28 all of which will become effective immediately, this Agreement is subject to the fulfilment of the following Conditions Precedent by no later than 5 April 2019 -

4.1.1 the Third Addendum to the Additional Subscription Agreement has been entered into and has become unconditional in accordance with its terms, save for any conditions requiring this Agreement to become unconditional;

4.1.2 the Second Addendum to Share Sale Agreement has been entered into and has become unconditional in accordance with its terms, save for any conditions requiring this Agreement to become unconditional;

4.1.3 the Facility Agent (as such term is defined in the CTA) has, to the extent necessary, consented to -

4.1.3.1 Net1 entering into this Agreement, the Third Addendum to the Additional Subscription Agreement and the Second Addendum to Share Sale Agreement as well as the implementation of the transactions contemplated in the aforegoing agreements;

4.1.3.2 the release of JAA Sale Shares and the PKG Sales Shares under any security held by the Facility Agent over those shares;

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4.1.4 to the extent necessary, FirstRand Bank Limited (acting through its Rand Merchant Bank division) in its capacity as lender to and/or holder of preferences shares in JAA, PKG and/or the Company has, to the extent applicable, consented to JAA, PKG and the Company, as the case may be, entering into this Agreement, the Third Addendum to the Additional Subscription Agreement and the Second Addendum to Share Sale Agreement as well as the implementation of the transactions contemplated in the aforegoing agreements; and

4.1.5 the shareholders of the Company have waived in writing JAA's obligation to make a mandatory offer to the remaining shareholders of the Company in terms of section 123 of the Companies Act pursuant to the implementation of the transactions contemplated in this Agreement.

4.2 Unless all the Conditions Precedent have been fulfilled or waived by not later than 5 April 2019 (or such later date as may be agreed in writing between the Parties) the provisions of this Agreement, save for clauses 1 to 4, and clauses 19 to 28, which will remain of full force and effect, will never become of any force or effect and the status quo ante will be restored as near as may be and neither of the Parties will have any claim against the other in terms hereof or arising from the failure of any of the Conditions Precedent.

part 2 - Sale provisions

5 transaction steps

The JAA Transaction and the PKG Transaction shall be implemented contemporaneously, immediately prior to the -

5.1 subscription by Net1 for 1 ordinary "A" share in the Company, in terms of clause 4 (Subscription and Settlement by Net1); and

5.2 declaration and settlement of the dividend by the Company to the holders of the ordinary shares in the Company, in terms of clause 8 (Closing),

of the Additional Subscription Agreement.

6 JAA SALE

6.1 Net1 hereby sells to JAA, which hereby purchases, the JAA Sale Shares, as one indivisible transaction.

6.2 Notwithstanding the Signature Date, all risk in and all benefit attaching to the JAA Sale Shares will, against settlement of the JAA Purchase Consideration, pass to JAA on completion of the JAA Closing.

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6.3 Possession and effective control of the JAA Sale Shares will be given to JAA on the Closing Date. Net1 will accordingly retain the right to exercise all voting rights attaching to the JAA Sale Shares until completion of the JAA Closing.

7 PURCHASE CONSIDERATION and settlement

7.1 The JAA Purchase Consideration is an amount of R310,400,000.

7.2 The JAA Purchase Consideration will be settled by JAA, on the Closing Date, against compliance by Net1 with clause 8.1, by way of JAA crediting an interest-free loan account in its books of account in the name of Net1 in the sum of R310,400,000 ("JAA Sale Claim").

8 JAA CLOSING

8.1 On the Closing Date representatives of the Parties shall meet at 10h00 at the Johannesburg offices of Net1 or such other place as the Parties may agree, at which meeting Net1 will deliver to JAA -

8.1.1 original share certificates in respect of the JAA Sale Shares;

8.1.2 share transfer forms in respect of the JAA Sale Shares duly completed by the registered holders thereof and dated not more than 3 business days earlier than the Closing Date, but in blank as to the transferee; and

8.1.3 a copy of the securities register of the Company, together with the relevant original share certificates reflecting JAA as the holder of the JAA Sale Shares.

8.2 The Parties may, by agreement in writing, dispense with a meeting on the Closing Date and may instead ensure delivery of the documents referred to in clause 8.1, and/or settlement of the JAA Purchase Consideration, in such other manner as they agree to be convenient.

9 PKG SALE

9.1 Net1 hereby sells to PKG, which hereby purchases, the PKG Sale Shares, as one indivisible transaction.

9.2 Notwithstanding the Signature Date, all risk in and all benefit attaching to the PKG Sale Shares will, against settlement of the PKG Purchase Consideration, pass to PKG on completion of the PKG Closing.

9.3 Possession and effective control of the PKG Sale Shares will be given to PKG on the Closing Date. Net1 will accordingly retain the right to exercise all voting rights attaching to the PKG Sale Shares until completion of the PGK Closing.

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10 PURCHASE CONSIDERATION and settlement

10.1 The PKG Purchase Consideration is an amount of R89,600,000.

10.2 The PKG Purchase Consideration will be settled by PKG, on the Closing Date, against compliance by Net1 with clause 11.1, by way of PKG crediting an interest-free loan account in its books of account in the name of Net1 in the sum of R89,600,000 ("PKG Sale Claim").

11 PKG CLOSING

11.1 On the Closing Date representatives of the Parties shall meet at 10h00 at the Johannesburg offices of Net1 or such other place as the Parties may agree, at which meeting Net1 will deliver to PKG -

11.1.1 original share certificates in respect of the PKG Sale Shares;

11.1.2 share transfer forms in respect of the PKG Sale Shares duly completed by the registered holders thereof and dated not more than 3 business days earlier than the Closing Date, but in blank as to the transferee; and

11.1.3 a copy of the securities register of the Company, together with the relevant original share certificates reflecting PKG as the holder of the PKG Sale Shares.

11.2 The Parties may, by agreement in writing, dispense with a meeting on the Closing Date and may instead ensure delivery of the documents referred to in clause 11.1, and/or settlement of the PKG Purchase Consideration, in such other manner as they agree to be convenient.

Part 3 - subscription provisions

12 JAA Subscription

12.1 JAA hereby subscribes for the JAA Subscription Shares, with effect from the Subscription Date, at the JAA Subscription Price.

12.2 JAA shall pay the JAA Subscription Price to the Company on the Subscription Date.

12.3 The Company shall, upon subscription by JAA for the JAA Subscription Shares pursuant to clause 12.1 and against payment by JAA of the JAA Subscription Price in accordance with the provisions of clause 12.2, on the Subscription Date allot and issue the JAA Subscription Shares to JAA and deliver to JAA -

12.3.1 original share certificates in respect of the JAA Subscription Shares;

12.3.2 copies of resolutions of the directors of the Company approving the allotment and issue of the JAA Subscription Shares to JAA.

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12.4 The Company hereby gives to and in favour of JAA only the warranties set out below as at the Subscription Date. Save for these warranties and the warranties set out in clause 19, the issue of the JAA Subscription Shares is on a voetstoots basis, with no further warranties or representations, or term as to fitness for any purpose, express or implied, being given by the Company to JAA. The warranties are -

12.4.1 the JAA Subscription Shares will be validly issued; and

12.4.2 the JAA Subscription Shares will, upon issue, constitute an approximate Participation Interest of 0.000776% and an approximate Voting Interest of 0.000776%.

13 PKG Subscription

13.1 PKG hereby subscribes for the PKG Subscription Shares, with effect from the Subscription Date, at the PKG Subscription Price.

13.2 PKG shall pay the PKG Subscription Price to the Company on the Subscription Date.

13.3 The Company shall, upon subscription by PKG for the PKG Subscription Shares pursuant to clause 13.1 and against payment by PKG of the PKG Subscription Price in accordance with the provisions of clause 13.2, on the Subscription Date allot and issue the PKG Subscription Shares to PKG and deliver to PKG -

13.3.1 original share certificates in respect of the PKG Subscription Shares;

13.3.2 copies of resolutions of the directors of the Company approving the allotment and issue of the PKG Subscription Shares to PKG.

13.4 The Company hereby gives to and in favour of PKG only the warranties set out below as at the Subscription Date. Save for these warranties and the warranties set out in clause 19, the issue of the PKG Subscription Shares is on a voetstoots basis, with no further warranties or representations, or term as to fitness for any purpose, express or implied, being given by the Company to PKG. The warranties are -

13.4.1 the PKG Subscription Shares will be validly issued; and

13.4.2 the PKG Subscription Shares will, upon issue, constitute an approximate Participation Interest of 0.000224% and an approximate Voting Interest of 0.000224%.

14 tspc debt

For the sake of good order, the Parties record that the Company shall apply the proceeds of the subscriptions in clauses 12 and 13 towards the settlement of the TSPC Debt, in accordance with the provisions of the TSPC Agreement.

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15 cession

15.1 With effect from the Closing Date, Net1 hereby cedes to each of JAA and PKG, in proportion to their shareholding in the Company inter se, that portion of any damages claim which Net1 would have had (but for the cession contemplated in this clause 15) on account of it holding the JAA Sale Shares and PKG Sale Shares.

15.2 AJD and Richmark, in their capacity as Warrantors (as such term is defined in the Subscription Agreement) consent to the cession in clause 15.1.

PArt 4 - General Matters

16 consent

JAA and PKG hereby irrevocably and unconditionally consent to the cession by Net1 of the JAA Sale Claim and the PKG Sale Claim to the Company in accordance with the provisions of the Third Addendum to the Additional Subscription Agreement.

17 Waiver

Net1, JAA and PKG hereby irrevocably and unconditionally waive any and all pre-emptive rights, tag-along rights, come along rights and rights of first refusal, or any similar rights, which they may have in respect of the JAA Sale Shares or the PKG Sale Shares in terms of any shareholders agreement, the memorandum of incorporation of the Company or otherwise.

18 WARRANTIES BY Net1

18.1 Net1 hereby gives to and in favour of JAA only the warranties set out below as at the Closing Date. Save for these warranties and the warranties set out in clause 19, the sale under the JAA Transaction is on a voetstoots basis, with no further warranties or representations, or term as to fitness for any purpose, express or implied, being given by Net1 to JAA. The warranties are -

18.1.1 Net1 is the beneficial owner of the JAA Sale Shares and entitled to dispose of the same;

18.1.2 no other party has any claim to or over or in respect of the JAA Sale Shares, nor are they encumbered in any way;

18.1.3 the JAA Sale Shares confer an approximate Participation Interest of 13.19% and an approximate Voting Interest of 13.19%.

18.2 Net1 hereby gives to and in favour of PKG only the warranties set out below as at the Closing Date. Save for these warranties and the warranties set out in clause 19, the sale under the PKG Transaction is on a voetstoots basis, with no further warranties or representations, or term as to fitness for any purpose, express or implied, being given by Net1 to PKG. The warranties are -

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18.2.1 Net1 is the beneficial owner of the PKG Sale Shares and entitled to dispose of the same;

18.2.2 no other party has any claim to or over or in respect of the PKG Sale Shares, nor are they encumbered in any way;

18.2.3 the PKG Sale Shares confer an approximate Participation Interest of 3.81% and an approximate Voting Interest of 3.81%.

19 general WARRANTIES

19.1 Each of the Parties hereby warrants to and in favour of the other that -

19.1.1 it has the legal capacity and has taken all necessary corporate action required to empower and authorise it to enter into this Agreement;

19.1.2 this Agreement constitutes an agreement valid and binding on it and enforceable against it in accordance with its terms;

19.1.3 the execution of this Agreement and the performance of its obligations hereunder does not and shall not -

19.1.3.1 contravene any law or regulation to which that Party is subject;

19.1.3.2 contravene any provision of that Party's constitutional documents; or

19.1.3.3 conflict with or constitute a breach of any of the provisions of any other agreement, obligation, restriction or undertaking which is binding on it;  and

19.1.4 to the best of its knowledge and belief, it is not aware of the existence of any fact or circumstance that may impair its ability to comply with all of its obligations in terms of this Agreement;

19.1.5 it is entering into this Agreement as principal (and not as agent or in any other capacity);

19.1.6 the natural person who signs and executes this Agreement on its behalf is validly and duly authorised to do so;

19.1.7 no other party is acting as a fiduciary for it;  and

19.1.8 it is not relying upon any statement or representation by or on behalf of any other Party, except those expressly set forth in this Agreement.

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19.2 Each of the representations and warranties given by the Parties in terms of clause 19.1 shall -

19.2.1 be a separate warranty and will in no way be limited or restricted by inference from the terms of any other warranty or by any other words in this Agreement;

19.2.2 continue and remain in force notwithstanding the completion of any or all the transactions contemplated in this Agreement; and

19.2.3 prima facie be deemed to be material and to be a material representation inducing the other Party to enter into this Agreement.

20 SUPPORT

The Parties undertake at all times to do all such things, perform all such actions and take all such steps and to procure the doing of all such things, the performance of all such actions and the taking of all such steps as may be open to them and necessary for or incidental to the putting into effect or maintenance of the terms, conditions and/or import of this Agreement, including, without limitation -

20.1 procuring the requisite dispensation from the Takeover Regulation Panel, established in terms of section 196 of the Companies Act, in respect of JAA's obligation to make a mandatory offer to the remaining shareholders of the Company in terms of section 123 of the Companies Act pursuant to the implementation of the transactions contemplated in this Agreement; and

20.2 providing PKG and/or the Company with all information reasonably required by PKG and/or the Company in respect of the "non-resident" endorsement of the new share certificates issued to PKG as the holder of the PKG Sale Shares.

21 breach

21.1 If a Party ("Defaulting Party") commits any breach of this Agreement and fails to remedy such breach within 10 business days ("Notice Period") of written notice requiring the breach to be remedied, then the Party giving the notice ("Aggrieved Party") will be entitled, at its option -

21.1.1 to claim immediate specific performance of all or any of the Defaulting Party's obligations under this Agreement, with or without claiming damages, whether or not such obligation has fallen due for performance; or

21.1.2 to cancel this Agreement, with or without claiming damages, in which case written notice of the cancellation shall be given to the Defaulting Party, and the cancellation shall take effect on the giving of the notice.  No Party shall be entitled to cancel this Agreement unless the breach is a material breach.  A breach will be deemed to be a material breach if  -

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21.1.2.1 it is capable of being remedied, but is not so remedied within the Notice Period; or

21.1.2.2 it is incapable of being remedied and payment in money will compensate for such breach but such payment is not made within the Notice Period.

21.2 The Parties agree that any costs awarded will be recoverable on an attorney-and-own-client scale unless the Court specifically determines that such scale shall not apply, in which event the costs will be recoverable in accordance with the High Court tariff, determined on an attorney-and-client scale.

21.3 The Aggrieved Party's remedies in terms of this clause 21 are without prejudice to any other remedies to which the Aggrieved Party may be entitled in law.

21.4 Notwithstanding the aforegoing, after the Closing Date, none of the Parties will have the right to cancel this Agreement as a result of a breach thereof, and the Parties' only remedies thereafter will be to claim specific performance of all the Defaulting Party's obligations, together with damages, if any.

22 DISPUTE RESOLUTION

22.1 In the event of there being any dispute or difference between the Parties arising out of this Agreement (including but not limited to any dispute or difference as to the validity or otherwise of this Agreement, or as to the enforceability of this Agreement), the said dispute or difference shall on written demand by either Party be submitted to arbitration in Johannesburg in accordance with the AFSA rules, which arbitration shall be administered by AFSA.

22.2 Should AFSA, as an institution, not be operating at that time or not be accepting requests for arbitration for any reason, or should AFSA refuse to accept the particular request for arbitration for whatever reason, then the arbitration shall be conducted in accordance with the AFSA rules for commercial arbitration (as last applied by AFSA) before an arbitrator appointed by agreement between the parties to the dispute or failing agreement within 10 business days of the demand for arbitration, then any party to the dispute shall be entitled to forthwith call upon the chairperson of the Johannesburg Bar Council to nominate the arbitrator, provided that the person so nominated shall be an advocate of not less than 10 years standing as such.  The person so nominated shall be the duly appointed arbitrator in respect of the dispute.  In the event of the attorneys of the parties to the dispute failing to agree on any matter relating to the administration of the arbitration, such matter shall be referred to and decided by the arbitrator whose decision shall be final and binding on the parties to the dispute.

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22.3 Any party to the arbitration may appeal the decision of the arbitrator or arbitrators in terms of the AFSA rules for commercial arbitration.

22.4 Nothing herein contained shall be deemed to prevent or prohibit a party to the arbitration from applying to the appropriate court for urgent relief or for judgment in relation to a liquidated claim.

22.5 Any arbitration in terms of this clause 22 (including any appeal proceedings) shall be conducted in camera and the Parties shall treat as confidential details of the dispute submitted to arbitration, the conduct of the arbitration proceedings and the outcome of the arbitration.

22.6 This clause 22 will continue to be binding on the Parties notwithstanding any termination or cancellation of the Agreement.

22.7 The Parties declare that it is their intention that this clause 22 will regulate the manner in which they will resolve any dispute or difference regarding the validity or otherwise of this Agreement, regardless of the fact that one of the parties may dispute the validity or enforceability of the Agreement.

22.8 The Parties agree that the written demand by a party to the dispute in terms of clause 22.1 that the dispute or difference be submitted to arbitration, is to be deemed to be a legal process for the purpose of interrupting extinctive prescription in terms of the Prescription Act, 1969.

23 Notices and Domicilia

23.1 The Parties select as their respective domicilia citandi et executandi the following physical addresses, and for the purposes of giving or sending any notice provided for or required under this Agreement, the said physical addresses as well as the following email addresses -

Name	Physical Address	Email Address
JAA	23/25 Commerce Crescent	ad@dninvest.co.za
Kramerville
2031

Marked for the attention of: Andrew Dunn

Name	Physical Address	Email Address
PKG	c/o Michael Honiball	petergain@me.com
Werksmans Attorneys
96 Rivonia Road
Sandton
2196

Marked for the attention of: Peter Gain

CLIFFE DEKKER HOFMEYR

Name	Physical Address	Email Address
Company	23/25 Commerce Crescent	xxx
Kramerville
2031

Marked for the attention of: Andrew Dunn

Name	Physical Address	Email Address
Net1	6th Floor President Place	xxx
Corner of Jan Smuts and Bolton Road
Rosebank
2121

Marked for the attention of: Herman Kotze
Name	Physical Address	Email Address
AJD	23/25 Commerce Crescent	Xxx
Kramerville
2031

Marked for the attention of: Andrew Dunn

Name	Physical Address	Email Address
Richmark	5th Floor, Capital Hill Building	xxx
6 Benmore Road
Sandton
2057

Marked for the attention of: Ebrahim Karolia

provided that a Party may change its domicilium to another physical address in the Republic of South Africa (provided that such physical address is not a post office box or poste restante), or may change its address for the purposes of notices to any other physical address or email address by written notice to the other Party to that effect.  Such change of address will be effective 5 business days after receipt of the notice of the change.

23.2 All notices to be given in terms of this Agreement will be given in writing and will -

23.2.1 be delivered by hand or sent by email;

23.2.2 if delivered by hand during business hours, be presumed to have been received on the date of delivery.  Any notice delivered after business hours or on a day which is not a business day will be presumed to have been received on the following business day; and

23.2.3 if sent by email during business hours, be presumed to have been received on the date of successful transmission of the email.  Any email sent after business hours or on a day which is not a business day will be presumed to have been received on the following business day.

23.3 Notwithstanding the above, any notice given in writing, and actually received by the Party to whom the notice is addressed, will be deemed to have been properly given and received, notwithstanding that such notice has not been given in accordance with this clause 21.

CLIFFE DEKKER HOFMEYR

24 benefit of the agreement

This Agreement will also be for the benefit of and be binding upon the successors in title and permitted assigns of the Parties or either of them.

25 applicable law and jurisdiction

25.1 This Agreement will in all respects be governed by and construed under the laws of the Republic of South Africa.

25.2 Subject to clause 22, the Parties hereby consent and submit to the non-exclusive jurisdiction of the High Court of South Africa, Gauteng Local Division, (Johannesburg) in any dispute arising from or in connection with this Agreement.

26 GENERAL

26.1 Whole Agreement

26.1.1 This Agreement constitutes the whole of the agreement between the Parties relating to the matters dealt with herein and, save to the extent otherwise provided herein, no undertaking, representation, term or condition relating to the subject matter of this Agreement not incorporated in this Agreement shall be binding on either of the Parties.

26.1.2 This Agreement supersedes and replaces any and all agreements between the Parties (and other persons, as may be applicable) and undertakings given to or on behalf of the Parties (and other persons, as may be applicable) in relation to the subject matter hereof.

26.2 Variations to be in Writing

No addition to or variation, deletion, or agreed cancellation of all or any clauses or provisions of this Agreement will be of any force or effect unless in writing and signed by the Parties.

26.3 No Indulgences

No latitude, extension of time or other indulgence which may be given or allowed by either Party to the other in respect of the performance of any obligation hereunder, and no delay or forbearance in the enforcement of any right of either Party arising from this Agreement and no single or partial exercise of any right by either Party under this Agreement, shall in any circumstances be construed to be an implied consent or election by that Party or operate as a waiver or a novation of or otherwise affect any of its rights in terms of or arising from this Agreement or estop or preclude it from enforcing at any time and without notice, strict and punctual compliance with each and every provision or term hereof.  Failure or delay on the part of either Party in exercising any right, power or privilege under this Agreement will not constitute or be deemed to be a waiver thereof, nor will any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

CLIFFE DEKKER HOFMEYR

26.4 No Waiver or Suspension of Rights

No waiver, suspension or postponement by either Party of any right arising out of or in connection with this Agreement shall be of any force or effect unless in writing and signed by that Party.  Any such waiver, suspension or postponement will be effective only in the specific instance and for the purpose given.

26.5 Continuing Effectiveness of Certain Provisions

The expiration or termination of this Agreement shall not affect such of the provisions of this Agreement as expressly provide that they will operate after any such expiration or termination or which of necessity must continue to have effect after such expiration or termination, notwithstanding that the clauses themselves do not expressly provide for this.

26.6 No Assignment

Neither this Agreement nor any part, share or interest herein nor any rights or obligations hereunder may be ceded, delegated or assigned by either Party without the prior signed written consent of the other, save as otherwise provided herein.

26.7 Exclusion of Electronic Signature

The reference in clauses 26.2, 26.4 and 26.6 to writing signed by a Party shall, notwithstanding anything to the contrary in this Agreement, be read and construed as excluding any form of electronic signature.

27 COSTS

Except as otherwise specifically provided herein, each Party will bear and pay its own legal costs and expenses of and incidental to the negotiation, drafting, preparation and implementation of this Agreement.

28 SIGNATURE

28.1 This Agreement is signed by the Parties on the dates and at the places indicated below.

CLIFFE DEKKER HOFMEYR

28.2 This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same Agreement as at the date of signature of the Party last signing one of the counterparts.

28.3 The persons signing this Agreement in a representative capacity warrant their authority to do so.

28.4 The Parties record that it is not required for this Agreement to be valid and enforceable that a Party shall initial the pages of this Agreement and/or have its signature of this Agreement verified by a witness.

SIGNED at Johannesburg on 28 February 2019

For and on behalf of

JAA HOLDINGS PROPRIETARY LIMITED

/s/ Andrew Dunn

Signature

Andrew Dunn

Name of Signatory

Director

Designation of Signatory

SIGNED at Stellenbosch on 28 February 2019

For and on behalf of

PK GAIN INVESTMENT HOLDINGS PROPRIETARY LIMITED

/s/ J.K. van Zyl

Signature

J.K. van Zyl

Name of Signatory

Director

Designation of Signatory

CLIFFE DEKKER HOFMEYR

SIGNED at Rosebank on 28 February 2019

For and on behalf of

NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED

/s/ A.M.R. Smith

Signature

A.M.R. Smith

Name of Signatory

Director

Designation of Signatory

SIGNED at Johannesburg on 28 February 2019

For and on behalf of

AJD HOLDINGS PROPRIETARY LIMITED

/s/ Andrew Dunn

Signature

Andrew Dunn

Name of Signatory

Director

Designation of Signatory

SIGNED at Johannesburg on 28 February 2019

For and on behalf of

RICHMARK HOLDINGS PROPRIETARY LIMITED

/s/ Ebrahim Karolia

Signature

Ebrahim Karolia

Name of Signatory

Director

Designation of Signatory

CLIFFE DEKKER HOFMEYR

SIGNED at Johannesburg on 28 February 2019

For and on behalf of

DNI-4PL CONTRACTS PROPRIETARY LIMITED

/s/ David Smaldon

Signature

David Smaldon

Name of Signatory

Director

Designation of Signatory

CLIFFE DEKKER HOFMEYR